UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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THQ INC.

(Name of Registrant as Specified In Its Charter)
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29903 Agoura Road Agoura Hills, California 91301

SUPPLEMENT DATED JUNE 13, 2012 TO MATERIALS FILED ON SCHEDULE 14A WITH THE
SECURITES AND EXCHANGE COMMISSION ON MAY 29, 2012

On May 29, 2012, THQ Inc. (“THQ”) filed materials on Schedule 14A (the “Schedule 14A Filing”) with the Securities and Exchange Commission (“SEC”) in connection with the reverse stock split proposal to be voted on at the special meeting of THQ's stockholders discussed in the proxy statement filed on June 5, 2012 with the SEC. This supplement amends information regarding the timing of when THQ's reverse stock split would be effective as well as information regarding what is expected to occur if THQ does not regain compliance with the NASDAQ Global Select Market's $1.00 minimum bid requirement before July 23, 2012 in such materials. All capitalized terms used but not defined in this supplement have the meanings ascribed to them in the Schedule 14A Filing.

1.	The following text is added after the first two paragraphs of the Schedule 14A Filing:

“On June 13, 2012, THQ amended information regarding the timing of when the Reverse Stock Split would be effective as well as information regarding what is expected to occur if THQ does not regain compliance with the NASDAQ Global Select Market's $1.00 minimum bid requirement before July 23, 2012 in the Website FAQ, Employee FAQ and statement attached hereto as Exhibit 99.4, and sent an email to its employees revising the Employee FAQ Email in the same respect. A copy of this email is attached hereto as Exhibit 99.5 and incorporated by reference.”

2.	The following text, which consist of the first two paragraphs in the Website FAQ:

“On January 25, 2012, THQ received notification from Nasdaq that THQ's common stock was not in compliance with Nasdaq's $1.00 minimum bid requirement because our common stock closed below $1 for 30 consecutive trading days. We have a period of 180 calendar days, or until July 23, 2012, to gain compliance with the minimum bid requirement or face a delisting of our common stock. To regain compliance with this requirement, our common stock must trade above $1 for ten consecutive trading days before July 23, 2012.

We believe that having our common stock delisted from the NASDAQ Global Select Market would be undesirable for our stockholders and potentially detrimental to our business. If THQ's stock does not rise above $1 for ten consecutive trading days prior to July 23, 2012 on its own, THQ expects to effect a reverse split of its common stock, which requires approval by stockholders. THQ has begun the process of calling a special meeting of stockholders for this purpose.”

is replaced with the following text:

“On January 25, 2012, THQ received notification from Nasdaq that THQ's common stock was not in compliance with the Nasdaq Global Select Market's $1.00 minimum bid requirement because our common stock closed below $1 for 30 consecutive trading days. Nasdaq has requested that we regain compliance with the minimum bid requirement by July 23, 2012. To regain compliance with this requirement, our common stock must trade above $1 for ten consecutive trading days. If we do not regain compliance with the minimum bid requirement by July 23, 2012, as further described in a series of frequently asked questions and answers provided by NASDAQ on their website, the NASDAQ staff will issue a delisting letter, but at that time, THQ may request a hearing before a NASDAQ Listing Qualifications Panel, which will stay the delisting and allow THQ's common stock to remain listed on the NASDAQ Global Select Market. The NASDAQ frequently asked questions and answers also state that: (i) these hearings are typically scheduled 30 to 45 days after they are requested, (ii) the hearing panel generally issues a written decision approximately 35 days after the hearing and (iii) the decisions that the hearing panel can render include granting THQ a conditional listing, which would allow THQ to remain listed on the NASDAQ Global Select Market and give THQ additional time to comply with the $1.00 minimum bid requirement, delisting THQ's common stock and transferring THQ's common stock to the NASDAQ Capital Market. Alternatively, if our common stock does not trade above $1.00 for the requisite amount of time prior to July 23, 2012, we can receive an additional 180 days to meet the $1.00 minimum bid requirement if we apply for and are approved to transfer our securities to the NASDAQ Capital Market and NASDAQ grants the additional 180 days.

We believe that having our common stock delisted from the NASDAQ Global Select Market would be undesirable for our stockholders and potentially detrimental to our business. Therefore, if THQ's stock does not rise above $1 before its stock is delisted from NASDAQ, THQ may effect a reverse split of its common stock, which requires approval by stockholders. THQ has begun the process of calling a special meeting of stockholders for this purpose.”

3.	The following text in the Website FAQ:

“Why is THQ asking stockholders to vote on a reverse stock split?

The objective of the reverse stock split is to ensure that THQ maintains its listing on the Nasdaq Global Select Market. THQ was notified on January 25, 2012 that it was no longer in compliance with Nasdaq's minimum bid price requirement because its closing price per share had fallen below $1.00 for 30 consecutive trading days. THQ has until July 23, 2012 to regain compliance with this requirement. In order to regain compliance, the closing bid price for THQ's common stock must be above $1.00 for a minimum of 10 consecutive business days before July 23, 2012.”

is replaced with the following text:

“Why is THQ asking stockholders to vote on a reverse stock split?

The objective of the reverse stock split is to ensure that THQ maintains its listing on the Nasdaq Global Select Market. THQ was notified on January 25, 2012 that it was no longer in compliance with the Nasdaq Global Select Market's minimum bid price requirement because its closing price per share had fallen below $1.00 for 30 consecutive trading days. Nasdaq has requested that we regain compliance with the minimum bid requirement by July 23, 2012. To regain compliance with this requirement, our common stock must trade above $1 for ten consecutive trading days. If we do not regain compliance with the minimum bid requirement by July 23, 2012, as further described in a series of frequently asked questions and answers provided by NASDAQ on their website, the NASDAQ staff will issue a delisting letter, but at that time, THQ may request a hearing before a NASDAQ Listing Qualifications Panel, which will stay the delisting and allow THQ's common stock to remain listed on the NASDAQ Global Select Market. The NASDAQ frequently asked questions and answers also state that: (i) these hearings are typically scheduled 30 to 45 days after they are requested, (ii) the hearing panel generally issues a written decision approximately 35 days after the hearing and (iii) the decisions that the hearing panel can render include granting THQ a conditional listing, which would allow THQ to remain listed on the NASDAQ Global Select Market and give THQ additional time to comply with the $1.00 minimum bid requirement, delisting THQ's common stock and transferring THQ's common stock to the NASDAQ Capital Market. Alternatively, if our common stock does not trade above $1.00 for the requisite amount of time prior to July 23, 2012, we can receive an additional 180 days to meet the $1.00 minimum bid requirement if we apply for and are approved to transfer our securities to the NASDAQ Capital Market and NASDAQ grants the additional 180 days.”

4.	The following text in the Website FAQ:

“When would the reverse stock split go into effect?

It is anticipated that the reverse stock split would be effective on or about July 5, 2012.”

is replaced with the following text:

“When would the reverse stock split go into effect?

It is anticipated that the reverse stock split will be effectuated at any date and time before THQ's 2013 annual meeting of stockholders (unless our board of directors exercises its authority to abandon the reverse stock split), with the exact date and time before such meeting to be determined by our board in its sole discretion. If the reverse stock split is not effectuated before THQ's 2013 annual meeting of stockholders, the reverse stock split cannot be effectuated unless again approved by the stockholders.”

5.	The following text in the Website FAQ:

“Additional Important Information

THQ filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on May 25, 2012 relating to the solicitation of proxies from stockholders for the special meeting of stockholders to be held on June 29, 2012 (the “2012 Special Meeting”).  You are strongly advised to read the preliminary proxy statement, and the definitive proxy statement when it is filed with the SEC, as they contain additional important information regarding the reverse stock split proposal. Stockholders are able to obtain, without charge, copies of the proxy statement and other related documents filed by THQ with the SEC for the 2012 Special Meeting at the SEC's website at www.sec.gov.  THQ, its directors and its executive officers may be deemed participants in the solicitation of proxies from stockholders for the 2012 Special Meeting.  Additional information regarding THQ's directors, executive officers and other persons who may be considered participants in the solicitation of proxies for the 2012 Special Meeting, including their respective interests by security holdings or otherwise, is available in the preliminary proxy statement for the 2012 Special Meeting filed with the SEC on May 25, 2012 and will also be set forth in the definitive proxy statement when it is filed with the SEC.”

is replaced with the following text:

“Additional Important Information

THQ filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 5, 2012 relating to the solicitation of proxies from stockholders for the special meeting of stockholders to be held on June 29, 2012 (the “2012 Special Meeting”). THQ filed supplemental material to the proxy material for the 2012 Special Meeting with the SEC on June 13, 2012.  You are strongly advised to read the definitive proxy statement and the supplemental material to the proxy statement, as they contain additional important information regarding the reverse stock split proposal. Stockholders are able to obtain, without charge, copies of the proxy statement and other related documents filed by THQ with the SEC for the 2012 Special Meeting at the SEC's website at www.sec.gov.  THQ, its directors and its executive officers may be deemed participants in the solicitation of proxies from stockholders for the 2012 Special Meeting.  Additional information regarding THQ's directors, executive officers and other persons who may be considered participants in the solicitation of proxies for the 2012 Special Meeting, including their respective interests by security holdings or otherwise, is available in the definitive proxy statement for the 2012 Special Meeting filed with the SEC on June 5, 2012.”

6.	The following text, which consist of the first two paragraphs in the Employee FAQ:

“On January 25, 2012, THQ received notification from Nasdaq that THQ's common stock was not in compliance with Nasdaq's $1.00 minimum bid requirement because our common stock closed below $1 for 30 consecutive trading days. We have a period of 180 calendar days, or until July 23, 2012, to gain compliance with the minimum bid requirement or face a delisting of our common stock. To regain compliance with this requirement, our common stock must trade above $1 for ten consecutive trading days before July 23, 2012.

We believe that having our common stock delisted from the NASDAQ Global Select Market would be undesirable for our stockholders and potentially detrimental to our business. If THQ's stock does not rise above $1 for ten consecutive trading days prior to July 23, 2012 on its own, THQ expects to effect a reverse split of its common stock, which requires approval by stockholders. THQ has begun the process of calling a special meeting of stockholders for this purpose.”

is replaced with the following text:

“On January 25, 2012, THQ received notification from Nasdaq that THQ's common stock was not in compliance with the Nasdaq Global Select Market's $1.00 minimum bid requirement because our common stock closed below $1 for 30 consecutive trading days. Nasdaq has requested that we regain compliance with the minimum bid requirement by July 23, 2012. To regain compliance with this requirement, our common stock must trade above $1 for ten consecutive trading days. If we do not regain compliance with the minimum bid requirement by July 23, 2012, as further described in a series of frequently asked questions and answers provided by NASDAQ on their website, the NASDAQ staff will issue a delisting letter, but at that time, THQ may request a hearing before a NASDAQ Listing Qualifications Panel, which will stay the delisting and allow THQ's common stock to remain listed on the NASDAQ Global Select Market. The NASDAQ frequently asked questions and answers also state that: (i) these hearings are typically scheduled 30 to 45 days after they are requested, (ii) the hearing panel generally issues a written decision approximately 35 days after the hearing and (iii) the decisions that the hearing panel can render include granting THQ a conditional listing, which would allow THQ to remain listed on the

NASDAQ Global Select Market and give THQ additional time to comply with the $1.00 minimum bid requirement, delisting THQ's common stock and transferring THQ's common stock to the NASDAQ Capital Market. Alternatively, if our common stock does not trade above $1.00 for the requisite amount of time prior to July 23, 2012, we can receive an additional 180 days to meet the $1.00 minimum bid requirement if we apply for and are approved to transfer our securities to the NASDAQ Capital Market and NASDAQ grants the additional 180 days.

We believe that having our common stock delisted from the NASDAQ Global Select Market would be undesirable for our stockholders and potentially detrimental to our business. Therefore, if THQ's stock does not rise above $1 before its stock is delisted from NASDAQ, THQ may effect a reverse split of its common stock, which requires approval by stockholders. THQ has begun the process of calling a special meeting of stockholders for this purpose.”

7.	The following text in the Employee FAQ:

“What is the ratio for the reverse stock split and when will it occur?

Three ratios - 1:3, 1:5 or 1:10 - will be proposed to the stockholders. The Board will select one of the three ratios if the stockholders grant them such authority and approve all three ratios. The reverse stock split is expected to be effectuated on or about July 5, 2012.”

is replaced with the following text:

“What is the ratio for the reverse stock split and when will it occur?

Three ratios - 1:3, 1:5 or 1:10 - will be proposed to the stockholders. The Board will select one of the three ratios if the stockholders grant them such authority and approve all three ratios. It is anticipated that the reverse stock split will be effectuated at any date and time before THQ's 2013 annual meeting of stockholders (unless our board of directors exercises its authority to abandon the reverse stock split), with the exact date and time before such meeting to be determined by our Board in its sole discretion. If the reverse stock split is not effectuated before THQ's 2013 annual meeting of stockholders, the reverse stock split cannot be effectuated unless again approved by the stockholders.”

8.	The following text in the Employee FAQ:

“What impact does this have on my outstanding stock options?

An adjustment to your THQ stock options will occur at the effective date of the reverse stock split, which will take place on or about July 5, 2012. These adjustments will decrease the number of options you have and will increase their grant price in order to keep the total value of your equity whole.”

is replaced with the following text:

“What impact does this have on my outstanding stock options?

An adjustment to your THQ stock options will occur at the effective date of the reverse stock split, which date is discussed in further detail above. These adjustments will decrease the number of options you have and will increase their grant price in order to keep the total value of your equity whole.”

9.	The following text in the Employee FAQ:

“Additional Information

THQ filed a preliminary proxy statement that provides additional information regarding the reverse stock split on May 25, 2012 with the SEC, and expects to file the definitive proxy statement for such reverse stock split in the near future. You are advised to read the preliminary proxy statement, and definitive proxy statement, when it becomes available, because the proxy statement will contain important information.”

is replaced with the following text:

“Additional Information

THQ filed a definitive proxy statement that provides additional information regarding the reverse stock split on June 5, 2012 with the SEC, and filed supplemental material to such proxy statement with the SEC on June 13, 2012. You are advised to read the definitive proxy statement and supplemental material to the proxy statement because the proxy statement and supplemental material to the proxy statement contain important information.”

10.	The following text in Exhibit 99.4 of the Schedule 14A Filing:

“If approved and if needed, the reverse stock split would be implemented on or about July 5, 2012.”

is replaced with the following text:

“If approved, it is anticipated that the reverse stock split will be implemented at any date and time before THQ's 2013 annual meeting of stockholders (unless our board of directors exercises its authority to abandon the reverse stock split), with the exact date and time before such meeting to be determined by our board in its sole discretion. If the reverse stock split is not implemented before THQ's 2013 annual meeting of stockholders, the reverse stock split cannot be implemented unless again approved by the stockholders.”

11.	The following text in Exhibit 99.4 of the Schedule 14A Filing:

“Additional Important Information

THQ filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on May 25, 2012 relating to the solicitation of proxies from stockholders for the special meeting of stockholders to be held on June 29, 2012 (the “2012 Special Meeting”).  You are strongly advised to read the preliminary proxy statement, and the definitive proxy statement when it is filed with the SEC, as they contain additional important information regarding the reverse stock split proposal. Stockholders are able to obtain, without charge, copies of the proxy statement and other related documents filed by THQ with the SEC for the 2012 Special Meeting at the SEC's website at www.sec.gov.  THQ, its directors and its executive officers may be deemed participants in the solicitation of proxies from stockholders for the 2012 Special Meeting.  Additional information regarding THQ's directors, executive officers and other persons who may be considered participants in the solicitation of proxies for the 2012 Special Meeting, including their respective interests by security holdings or otherwise, is available in the preliminary proxy statement for the 2012 Special Meeting filed with the SEC on May 25, 2012 and will also be set forth in the definitive proxy statement when it is filed with the SEC.”

is replaced with the following text:

“Additional Important Information

THQ filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 5, 2012 relating to the solicitation of proxies from stockholders for the special meeting of stockholders to be held on June 29, 2012 (the “2012 Special Meeting”). THQ filed supplemental material to the proxy material for the 2012 Special Meeting with the SEC on June 13, 2012.  You are strongly advised to read the definitive proxy statement and the supplemental material to the proxy statement, as they contain additional important information regarding the reverse stock split proposal. Stockholders are able to obtain, without charge, copies of the proxy statement and other related documents filed by THQ with the SEC for the 2012 Special Meeting at the SEC's website at www.sec.gov.  THQ, its directors and its executive officers may be deemed participants in the solicitation of proxies from stockholders for the 2012 Special Meeting.  Additional information regarding THQ's directors, executive officers and other persons who may be considered participants in the solicitation of proxies for the 2012 Special Meeting, including their respective interests by security holdings or otherwise, is available in the definitive proxy statement for the 2012 Special Meeting filed with the SEC on June 5, 2012.”